REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of this 4th day of August, 1998, by and among INNOVUS CORPORATION, a Delaware corporation (the "Company"), and those holders of the Company's Series H Preferred Stock ("Preferred Stock") as listed in Exhibit A hereto (each individually, a "Holder" and collectively, the "Holders")

                               R E C I T A L S

            A. Pursuant to the Agreement And Plan Of Share Exchange (the "Acquisition Agreement"), as amended, made as of the 5th day of May, 1998, by and among the Company, INTERMARK CORPORATION, a California corporation ("Intermark"), and the security holders of Intermark identified on the signature pages thereto (the "Acquisition Agreement"), the Company is, on the date hereof, issuing to the Holders 1,033,669 shares of the Company's Common Stock and an aggregate of 78,706 shares of Preferred Stock convertible into an aggregate of 44,272,125 shares of the Company's Common Stock, subject only to their being sufficient authorized and unissued shares of Common Stock for issuance upon conversion (the Company's Common Stock, including shares of a successor issuer, reclassified shares, or shares received in exchange for such shares in a reorganization of the Company, herein called the "Common Stock").

            B. It is a condition to the obligations of the Holders under the Acquisition Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

            NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the Company and the Holders agree as follows:

                                 REGISTRATION
          1.    DEFINITIONS
           As used herein:

           1.1 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement

           1.2 The term "Registrable Shares" means and includes the Common Stock held by the Holders as of the date of this Agreement or issued or issuable upon conversion of the Preferred Stock. In the event that any Holder desires to convert any shares of Preferred Stock and insufficient shares of Common Stock are reserved for issuance upon such conversion at any time on or after the expiration of one year after the date hereof, all of the Holders shall have registration rights with respect to the Preferred Stock equal to the registration rights with respect to the Common Stock, and all rights of Holders with respect to Common Stock shall become rights with respect to Preferred Stock and/or Common Stock.

           1.3 The term "Ownership Percentage" means and includes, with respect to each Holder requesting inclusion of Registrable Shares in an offering pursuant to this Agreement, the number of Registrable Shares held by such Holder divided by the aggregate of (i) all Registrable Shares held collectively by the Holders requesting registration in such offering and (ii) the total number of all other securities entitled to registration pursuant to agreements with the Company and held by others participating in the offering.

           1.4 The term "Securities Act" means the Securities Act of 1933, as amended.

          2.    REGISTRATION RIGHTS

           2.1 "PIGGY BACK" REGISTRATION. If at any time the Company shall determine to register under the Securities Act (including pursuant to a demand of any shareholder of the Company exercising registration rights) any of its Common Stock (except shares to be issued solely in connection with any acquisition of any entity or business, shares issuable solely upon exercise of stock options, or shares issuable solely pursuant to employee benefit plans), it shall send to each Holder written notice of such determination and, if within ten (10) days after receipt of such notice, such Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares that such Holder requests to be registered, except that if, in connection with the first underwritten public offering under the Securities Act of Common Stock to be issued by the Company after the date of this Agreement, the managing underwriter shall impose a limitation on the number of shares of Common Stock included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed as provided herein among the holders of such Common Stock having an incidental ("piggy back") right to include such Common Stock in the registration statement, then, to the extent any Registrable Shares remain available for registration after the underwriter's cut-back (the "Available Shares"), the Company shall be obligated to include in such registration statement, with respect to the requesting Holder, only the product of (i) the number of Available Shares and (ii) such Holder's Ownership Percentage, as that term is defined in Section 1.3. Notwithstanding the foregoing, such a reduction or cut-back shall be made by the underwriter with respect to all of the holders of Common Stock having rights to include such Common Stock in the registration statement, as follows: the underwriter shall reduce or cut-back a number of the Holders' Registrable Shares based on reducing all holder's shares to be included to an amount that is proportionate to such holder's respective Ownership Percentage. If any Holder disapproves of the terms of such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. No incidental right under this Section 2.1 shall be construed to limit any registration required under Section 2.2.

           2.2 REGISTRATION ON FORM S-3. In addition to the rights provided to the Holders in Section 2.1 above, if a registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Securities and Exchange Commission (the "Commission")), the Company will use its best efforts to effect qualification and registration under the Securities Act on said Form S-3 of all or such portion of the Registrable Shares as the Holder or Holders shall specify. Notwithstanding the foregoing, the Company shall not be required to register any Registrable Shares on Form S-3 pursuant to a demand by the Holders thereof (i) which would constitute an aggregate offering of less than $500,000; (ii) within 180 days of a prior registration; or (iii) more than twice during any calendar year. Notwithstanding anything contained in this Section 2.2 to the contrary, if the Company furnishes to the Holders requesting any registration rights pursuant to this Section 2.2 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, such registration would be detrimental to the Company and that it is in the best interests of the Company to defer the filing of a registration statement, then the Company shall have the right to defer the filing of a registration statement with respect to such offering for a period of not more than 120 days from receipt by the Company of the request by the initiating Holder; PROVIDED, HOWEVER, that the Company may not exercise such right more than two times, nor may the Company exercise such right consecutively.

                2.3 EFFECTIVENESS. The Company will use its best efforts to maintain the effectiveness of any registration statement pursuant to
     Section 2.2 hereof and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation.

           2.4 INDEMNIFICATION OF HOLDERS. In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each Holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such Holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such Holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder, any such underwriter or any such controlling person expressly for use therein; PROVIDED, HOWEVER, that the Company's obligations hereunder shall be limited to an amount equal to the proceeds received by the Company pursuant to such registration. Promptly after receipt by any Holder, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Holder, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Holder, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such Holder, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent. The Company shall not, except with the approval of each party being indemnified under this Section 2.5, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

           2.5 INDEMNIFICATION OF COMPANY. In the event that the Company registers any of the Registrable Shares under the Securities Act, each Holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom any of such shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, expressly for use therein; PROVIDED, HOWEVER, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds to such Holder of the Registrable Shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Holder, the Company will notify such Holder in writing of the commencement thereof, and such Holder shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such Holder. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of such Holder unless employment of such counsel has been specifically authorized by such Holder. Notwithstanding the two preceding sentences, if the action is one in which the Company may be obligated to indemnify any Holder pursuant to
     Section 2.5, the Company shall have the right to assume the defense of such action, subject to the right of such holders to participate therein as permitted by Section 2.5. Such Holder shall not be liable to indemnify any person for any settlement of any such action effected without such Holder's consent. Such Holder shall not, except with the approval of the Company, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the party being so indemnified of a release from all liability in respect to such claim or litigation.

           2.6 EXCHANGE ACT REGISTRATION. So long as the Company is required to file information with the Commission under either of
     Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will use its best efforts to file on a timely basis with the Commission all information such information that the Commission requires, and, so long as it is required to file such information, shall use its best efforts to take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Company's Common Stock. The Company shall furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) any other reports and documents that a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Shares without registration.

                2.7 FURTHER OBLIGATIONS OF THE COMPANY. Whenever the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

                (a) Furnish to each selling Holder such copies of each preliminary and final prospectus and any other documents that such Holder may reasonably request to facilitate the public offering of its Registrable Shares;

                (b) Use its best efforts to register or qualify the Registrable Shares to be registered pursuant to this Agreement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

                (c) Furnish to each selling Holder a copy of the signed opinion of counsel for the Company, dated the effective date of the registration statement;

                (d) Permit each selling Holder or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them; and

                (e) Furnish to each selling Holder, upon request, a copy of all documents filed and all correspondence from or to the Commission in connection with any such offering unless confidential treatment of such information has been requested of the Commission.

           2.8 EXPENSES. In the case of a registration under Sections 2.1 or 2.2, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Commission filing fees and "blue sky" fees and expenses; PROVIDED, HOWEVER, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of more than one counsel for the selling Holders in connection with the registration of their Registrable Shares, (ii) any portion of the underwriter's commissions or discounts attributable to the Registrable Shares being offered and sold by the Holders, or (iii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited; and PROVIDED FURTHER, that, in the event any registration under the Securities Act is initiated by any Holders pursuant to Section 2.2 of this Agreement and such registration is thereafter withdrawn or terminated by such Holders for reasons other than the occurrence of one or more events regarding the Company, which event or events may have a material adverse effect upon the business or prospects of the Company, and such Holders learn of such event or events after the date of the demand registration and prior to the date of withdrawal or termination by them and such withdrawal or termination occurs with reasonable promptness thereafter, then the Company shall have no obligation to pay or otherwise bear any fees, expenses or other costs arising out of or relating to such registration.

           2.9 TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Holders under this Agreement may be transferred by any Holder by gift or sale, or upon death or permanent incapacity to his guardian, conservator, executor, administrator, trustees or beneficiaries of his will, spouse, children, stepchildren, grandchildren, parents, siblings or legal dependents, to a trust of which the beneficiary or beneficiaries of the corpus and the income shall be such a person or persons or the Holders, to a partnership of which the partners shall be such a person or persons or the Holder or to another Holder.
     2.10 NO SUPERIOR RIGHTS. The Company will not, without the consent of the Holders, grant registration rights to any Person that are superior to the rights granted hereunder.

           2.11 MARKET STAND-OFF AGREEMENT. Provided that all Holders are treated equally and substantially all executive officers and directors of the Company are also so bound, no Holder shall, to the extent requested by the Company or any managing underwriter of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Shares during a period
     (the "Stand-Off Period") equal to 180 days following the effective date of a registration statement of the Company filed under the Securities Act (or such shorter period as the Company or managing underwriter may authorize) except for securities sold as part of the offering covered by such registration statement in accordance with the provisions of this Agreement. In order to enforce the foregoing covenant, the Company may impose stock transfer restrictions with respect to the Registrable Shares of each Holder until the end of the Stand-Off Period.

          3.    ASSIGNABILITY
          This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties hereto.

          4.    LAW
          This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          5.    AMENDMENT
          Any modification, amendment, or waiver of this Agreement or any provision hereof shall be in writing and executed by Holders of not less than [75] percent of the Registrable Shares; provided however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Shares without the consent of the record of beneficial Holders of no less than [90] percent of the Registrable Shares.

          6.    CONFLICT
          In the event of any conflict between the terms of this Agreement and the Acquisition Agreement, the terms of this Agreement shall control.

          7.    COUNTERPARTS
          This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          8.    NOTICE
          Any notices and other communications required or permitted under this Agreement shall be effective if in writing and delivered personally or sent by telecopier, Federal Express or registered or certified mail, postage prepaid, addressed as follows:

     If to the Company:   David Mock             Tom Hemingway
                          P.O. Box 20201         4600 Campus Drive
                          Jackson, WY  83001     Newport Beach, CA  92660
                          Fax:  (949) 833-1204

    with a copy to:       Paul Shaphren
                          Callister, Nebeker & McCullough
                          Gateway Tower E., Ste 900
                          10 East South Temple
                          Salt Lake City, UT  94133


     If to the Holders, to: The names and addresses set forth on Exhibit A hereto.

          Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally, (b) two business days after being sent, if sent by Federal Express, (c) one business day after being sent, if sent by telecopier with confirmation of good transmission and receipt, and (d) three business days after being sent, if sent by registered or certified mail. Each of the parties herewith shall be entitled to specify another address by giving notice as aforesaid to each of the other parties hereto.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.
     "THE COMPANY"

     INNOVUS CORPORATION,
     a Delaware corporation



     By:   DAVID MOCK
           -------------------


     "THE HOLDERS"



          TOM HEMINGWAY
          --------------------
         Tom Hemingway, Attorney in Fact for the Holders








                                  EXHIBIT A
                               LIST OF HOLDERS


                                                        Preferred Shares
                                                       ------------------

     Name                            Common Shares      Escrow    Balance

     James Budd                                256,157       660     18,844

     Thomas Hemingway                          256,157       660     18,844

     T. Richard Hutt                           256,157       660     18,844

     Detra Mauro                                32,020        83      2,356

     Tom Kirk                                    9,339        24        687

     CJ D'Angelo                                24,015        62      1,767

     Kirit Goradia                              18,678        48      1,374

     Robin Cruse                                 9,339        24        687

     Brian Bae                                   2,668         7        196

     Jennifer Nagel                              2,668         7        196

     Lawrence Tyson                             16,010        41      1,178

     Terry Murphy                                3,335         9        245

     Greg Clark                                  3,335         9        245

     Bobby Orbach                                2,668         7        196

     Global Marketing                            1,067         3         79
     Partners, Inc.

     Nick Yocca                                  5,337        14        393

     Bill Kesselring                             6,671        17        491

     Don Gray                                    1,601         4        118

     Matthew Minardi                             1,001         3         74

     Terry Dorsey                               18,345        47      1,350

     Sam D'Angelo                                3,335         9        245

     Charles F. Marks                              834         2         61

     Dale Max Boyko                              3,335         9        245

     John Schmitz, Jr.                           1,668         4        123

     James Cruse                                   834         2         61

     Karen Emmett                                1,668         4        123

     Delores E. Vierila, Trustee                 3,335         9        245

     Allan Budd, Trustee                         3,335         9        245

     Gary Noe                                      834         2         61

     John Saunders                               5,271        14        388

     Jinx Racquoy                                1,668         4        123

     Professional Community                      6,671        17        491

     Scott Jackson                              13,342        34        981

     Roger and Denise Work                       6,671        17        491

     Guy Emmons                                  6,671        17        491

     John Gunnison                               3,335         9        245

     Gayle Gunnison                              2,668         7        196

     Wallie M. Meyer                             5,337        14        393

     Nutridata                                   1,601         4        118

     Douglas L. Fiaute                          13,342        34        981

     Bradley Fiene                              21,346        55      1,570

     Totals:                                 1,033,669     2,665     76,041

     Address for Notices to Holders: Exchanging Securityholders c/o Tom Hemingway, Attorney-in-Fact, Intermark Corporation, 4600 Campus Drive, Newport Beach, CA 92660 Fax: (949) 833-1204